UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23994

Eagle Point Defensive Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110

(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Item 1.	Report to Stockholders

The Semiannual Report to shareholders of Eagle Point Defensive Income Trust for the six months ended March 31, 2026, is filed herewith.

Eagle Point Defensive Income Trust

Semi-Annual Report – March 31, 2026

IMPORTANT INFORMATION ABOUT THIS REPORT AND EAGLE POINT DEFENSIVE INCOME TRUST

This report is transmitted to the shareholders of Eagle Point Defensive Income Trust (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Defensive Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2026. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded, and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

The summary of portfolio characteristics is reflected below as of March 31, 2026:

Portfolio Breakdown1

Top Ten Investments by Fair Value1

Issuer	Asset Type	Fair Value	% of Assets
Senior Credit Corp 2022 LLC	Senior Unsecured Note	$10.6	5.6%
Nexus Apex Holdings, LLC	Senior Secured Loan	$7.9	4.2%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan	$6.3	3.3%
ASPF II 2022-I, L.P.	Senior Secured Rated Feeder Fund Debt	$5.5	2.9%
CION Investment Corporation	Senior Unsecured Note	$5.4	2.8%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan	$5.3	2.8%
Senior Credit Corp 2022 LLC	Common Equity	$4.9	2.6%
Waterfall Eden Master Fund LTD	Senior Secured Loan	$4.9	2.6%
Invesco Senior Secured Management	Preferred Stock	$4.8	2.6%
Granite Point Mortgage Trust Inc.	Preferred Stock	$4.4	2.3%
Total		$60.0	31.7%

Dollar amounts in millions.

Notes

(1)   The summary of portfolio investments shown is based on the fair value of the underlying positions as of March 31, 2026.

ASSETS
Investments, at fair value:
Affiliated investments, at fair value (Cost $15,781,171)	$15,522,502
Unaffiliated investments, at fair value (Cost $163,852,450)	164,439,296
Total investments (Cost $179,633,621)	179,961,798
Cash and cash equivalents	6,404,801
Interest and dividends receivable:
Affiliated investments	77,681
Unaffiliated investments	3,487,562
Total interest and dividends receivable	3,565,243
Receivable for investments sold	9,998
Deferred offering costs	8,885
Prepaid expenses	29,639
Total assets	189,980,364

LIABILITIES
Series A Term Preferred Shares due 2028, less unamortized deferred issuance costs of $421,327 (35,000 shares outstanding) (Note 7 )	34,578,673
Borrowings under Revolving Credit Facility (less unamortized deferred financing costs of $204,088) (Note 6)	30,181,678
Investments sold under participation agreement (Note 2)	2,238,724
Interest payable	546,524
Professional fees payable	258,236
Administration fees payable	98,748
Trustees’ fees payable	64,033
Transfer agent fees payable	3,245
Payable for securities purchased	2,869
Unfunded investment commitments, at fair value	74,181
Other expenses payable	488,282
Total liabilities	68,535,193

COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to common shares, unlimited shares authorized	$121,445,171

NET ASSETS consist of:
Paid-in capital (Note 5)	$99,689,869
Aggregate distributable earnings (losses)	21,755,302
Total Net Assets	$121,445,171

Shares issued and outstanding	10,010,000
Net asset value per share	$12.13

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Investments at Fair Value - 148.18% of Net Assets(4)
Collateralized Fund Obligation Equity - 6.58% of Net Assets
United States
Structured Finance
ALP CFO 2024, L.P.
Subordinated Note (effective yield 38.50%, maturity 10/15/2036)(5),(6),(7)	10/21/2024	$814,000	$814,000	$705,944
ALP CFO 2025, L.P.
Subordinated Note (effective yield 39.04%, maturity 07/15/2037)(5),(6),(7)	7/30/2025	1,896,000	1,896,000	1,680,575
Coller Private Equity Backed Notes & Loans II-A L.P.
Preferred Equity (effective yield 21.86%, maturity 04/30/2037)(5),(6),(7),(8)	7/28/2025	1,577,846	1,577,846	1,435,920
Glendower Capital Secondaries CFO, LLC
Subordinated Loan (effective yield 10.54%, maturity 07/13/2038)(5),(6),(7)	8/06/2024	783,052	1,212,531	620,159
PILATUS CFO 1 LLC
Term Preferred Equity (effective yield 23.20%, maturity 03/20/2041)(5),(6),(7)	3/20/2026	3,550,000	3,550,000	3,550,000
Total Collateralized Fund Obligation Equity			9,050,377	7,992,598

Equity Securities - 5.19% of Net Assets
United States
Entertainment
SI Tickets, Inc.
Common Equity(5),(7),(9)	8/25/2025	120,000	352,800	344,400
Financial Services
Horizon Technology Finance Corporation
Common Equity	9/24/2025	3,198	22,770	13,463
Oxford Lane Capital Corp.
Common Equity	7/24/2025	91,470	1,258,114	894,577
Pasadena Private Lending, Inc.
Common Equity, Class A-2(5),(7),(9)	12/18/2025	5,340	49,889	39,543
Senior Credit Corp 2022 LLC
Common Equity(10)	8/06/2024	4,548,434	5,168,158	4,909,489
XAI Octagon Floating Rate Alternative Income Trust
Common Equity	9/18/2025	5,729	128,827	98,424
Total Financial Services			6,627,758	5,955,496
Total Equity Securities			6,980,558	6,299,896

Loans and Notes - 121.79% of Net Assets
Singapore
Financial Services
FinAccel Pte Ltd
Senior Secured Loan, Class C Note, 20.00% (due 06/30/2026)(5),(7),(11)	8/06/2024	1,871,174	1,875,803	1,880,530
United States
Entertainment
SI Tickets, Inc.
Senior Secured Loan, 10.00% (due 08/30/2026)(5),(7),(8),(11),(12)	11/12/2025	659,402	659,402	743,146
SI Tickets, Inc.
Senior Secured Loan, 10.00% (CD 1M SOFR + 5.75%, due 08/28/2028)(5),(7),(13)	8/25/2025	1,298,803	1,247,231	1,233,863
SI Tickets, Inc.
Senior Secured Loan, 12.50% (CD 1M SOFR + 5.75%, due 08/28/2028)(5),(7),(13)	8/25/2025	1,736,911	1,436,501	1,650,065
Total Entertainment			3,343,134	3,627,074
Financial Services
Adamas Trust Inc.
Senior Unsecured Note, 9.25% (due 04/01/2031)(11)	1/06/2026	1,551	38,155	37,906
Arbor Realty SR Inc.
Senior Unsecured Note, 7.88% (due 07/15/2030)(7),(11)	1/12/2026	1,075,000	985,526	994,715
Axar Master Fund Ltd.
Senior Secured Loan, 11.00% (due 04/08/2029)(5),(7),(11)	8/06/2024	1,391,864	1,380,174	1,350,804

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 121.79% of Net Assets (continued)
United States (continued)
Financial Services (continued)
Blue Owl Technology Income Corporation
Senior Unsecured Note, 8.42% (3M SOFR + 4.75%, due 01/15/2029)(5),(7),(13)	8/06/2024	$3,450,000	$3,515,199	$3,477,600
BP LPI A-1/A-2 LLC
Senior Secured Loan, 8.42% (1M SOFR + 4.75%, due 12/22/2031)(5),(7),(13)	12/18/2025	4,137,021	4,053,376	4,021,184
BP LPI A-1/A-2 LLC
Senior Secured Note, 13.67% (1M SOFR + 10.00%, due 12/22/2031)(5),(7),(13)	12/18/2025	1,411,964	1,411,964	1,400,669
Braemar Hotels & Resorts Inc.
Convertible Senior Unsecured Note, 4.50% (due 06/01/2026)(7),(11)	8/06/2024	220,000	218,214	218,207
Broadmark Realty Capital Inc.
Senior Unsecured Note, 5.00% (due 11/15/2026)(7),(11)	8/06/2024	508,000	490,797	493,549
BSD Capital Inc.
Senior Unsecured Note, 6.31% (3M SOFR + 2.66%, due 10/31/2027)(5),(7),(13)	1/16/2025	803,000	719,965	743,177
CION Investment Corporation
Senior Unsecured Note, 8.40% (3M SOFR + 4.75%, due 11/08/2027)(5),(7),(13)	8/06/2024	5,320,000	5,308,825	5,370,540
Galway Sustainable Capital, Inc.
Senior Secured Term Loan, 8.50% (due 03/31/2031)(5),(7),(11)	3/18/2026	1,684,363	1,650,940	1,650,676
Great Ajax Operating Partnership L.P.
Senior Unsecured Note, 9.88% (due 09/01/2027)(7),(11)	5/05/2025	488,000	481,679	487,505
Horizon Technology Finance Corporation
Convertible Senior Unsecured Note, 5.50% (due 09/04/2030)(5),(7),(11)	9/04/2025	798,060	736,795	713,386
Invesco CLO Equity Fund 5, L.P.
Senior Unsecured Note, 9.00% (due 03/14/2035)(5),(7),(8),(11)	3/20/2025	3,786,720	3,747,537	3,682,963
Logan Ridge Finance Corporation
Convertible Senior Unsecured Note, 6.00% (due 04/01/2032)(5),(7),(11)	8/06/2024	160,625	158,301	158,489
Metropolitan Financing VII LLC
Senior Secured Loan, 9.17% (3M SOFR + 5.50%, due 08/12/2026)(5),(7),(13)	8/06/2024	2,336,728	2,337,164	2,336,728
Metropolitan Leverage Partners Fund VII LP
Senior Secured Loan, Tranche 1, 8.70% (3M SOFR + 5.00%, due 03/10/2027)(5),(7),(13)	8/06/2024	5,280,973	5,295,289	5,280,973
Metropolitan Leverage Partners Fund VII LP
Senior Secured Loan, Tranche 2, 8.70% (3M SOFR + 5.00%, due 03/10/2027)(5),(7),(13)	8/06/2024	1,189,693	1,192,918	1,189,693
Metropolitan Levered Partners Fund VIII LP
Senior Secured Loan, 9.70% (3M SOFR + 6.00%, due 02/21/2028)(5),(7),(13)	8/06/2024	1,322,524	1,325,318	1,328,211
Metropolitan Levered Partners Fund VIII LP
Senior Secured Loan, Tranche 1, 9.70% (3M SOFR + 6%, due 02/21/2028)(5),(7),(13)	8/06/2024	6,305,137	6,330,512	6,332,249
MGG Offshore Funding IV LLC
Senior Secured Loan, 9.31% (3M SOFR + 5.65%, due 02/21/2030)(5),(7),(13)	2/20/2025	3,375,000	3,288,001	3,273,750
MGG Onshore Funding IV LLC
Senior Secured Loan, 9.31% (3M SOFR + 5.65%, due 02/04/2030)(5),(7),(13)	1/30/2025	3,375,000	3,288,931	3,277,125
Monroe Capital Income Plus Corporation
Senior Unsecured Note, 9.42% (due 11/15/2028)(5),(7),(11)	8/06/2024	1,670,000	1,736,372	1,768,530
Monroe Capital Private Credit Fund 559 LP
Senior Unsecured Note, 8.63% (due 11/14/2028)(5),(7),(11)	8/06/2024	1,750,000	1,748,185	1,744,792
North Haven Private Income Fund LLC
Senior Unsecured Note, 8.88% (due 08/10/2028)(5),(7),(11)	8/06/2024	1,950,000	1,990,696	2,022,150
Pasadena Private Lending, Inc.
Senior Secured Loan, 14.70% (3M SOFR + 9.75%, due 01/31/2031)(5),(7),(8),(12),(13)	12/18/2025	1,878,000	1,731,692	1,803,819
Ready Capital Corporation
Senior Unsecured Note, 5.50% (due 12/30/2028)(7),(11)	12/27/2024	406,000	339,220	314,775
Ready Capital Corporation
Senior Unsecured Note, 6.20% (due 07/30/2026)(11)	3/11/2025	12,376	295,531	311,999

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 121.79% of Net Assets (continued)
United States (continued)
Financial Services (continued)
Ready Capital Corporation
Senior Unsecured Note, 7.38% (due 07/31/2027)(7),(11)	7/30/2025	$245,000	$234,641	$235,480
Ready Capital Corporation
Senior Unsecured Note, 9.00% (due 12/15/2029)(11)	12/03/2024	72,898	1,681,923	1,355,903
Ready Term Holdings, LLC
Senior Secured Loan, 10.16% (3M SOFR + 6.50%, due 04/12/2029)(5),(7),(13)	8/06/2024	1,150,000	1,137,049	1,087,843
ReadyCap Holdings LLC
Senior Secured Note, 4.50% (due 10/20/2026)(7),(11)	8/06/2024	219,000	214,390	214,175
Sachem Capital Corp.
Senior Unsecured Note, 6.00% (due 12/30/2026)(11)	8/05/2025	14,511	343,603	354,069
Sachem Capital Corp.
Senior Unsecured Note, 6.00% (due 03/30/2027)(11)	8/05/2025	8,595	193,156	205,077
Sachem Capital Corp.
Senior Unsecured Note, 7.13% (due 06/30/2027)(11)	8/05/2025	5,562	125,946	131,263
Sachem Capital Corp.
Senior Unsecured Note, 8.00% (due 09/30/2027)(11)	8/05/2025	2,715	62,151	64,508
Senior Credit Corp 2022 LLC
Senior Unsecured Note, 8.50% (due 12/05/2028)(10),(11)	8/06/2024	10,613,013	10,613,013	10,613,013
Steeprock Real Estate Yield Investors LLC
Senior Unsecured Note, 9.20% (3M SOFR + 5.50%, due 04/28/2027)(5),(7),(13)	8/06/2024	2,388,000	2,365,474	2,371,284
Steeprock Real Estate Yield Investors LLC
Senior Unsecured Note, Tranche B, 10.20% (3M SOFR + 6.50%, due 04/28/2027)(5),(7),(13)	8/06/2024	2,284,000	2,284,214	2,290,852
Velocity Commercial Capital LLC
Senior Unsecured Note, 9.38% (due 02/15/2031)(7),(11)	1/28/2026	546,000	546,000	546,285
Velocity Commercial Capital, LLC
Senior Secured Note, 9.88% (due 02/15/2029)(7),(11)	8/06/2024	485,000	497,195	486,805
Visio - Beach Point Mortgage Trust, LLC
Senior Unsecured Loan, 10.00% (due 03/17/2030)(5),(7),(11)	3/14/2025	3,363,000	3,363,000	3,416,808
Waterfall Eden Master Fund LTD
Senior Secured Loan, Tranche 2, 9.27% (3M SOFR + 5.58%, due 03/07/2027)(5),(7),(13)	8/06/2024	4,877,383	4,858,457	4,862,751
Total Financial Services			84,317,488	84,022,280
Infrastructure
Circular Services Organics, LLC
Senior Secured Loan, 10.67% (1M SOFR + 7.00%, due 10/31/2030)(5),(7),(13)	11/26/2025	2,500,000	2,458,520	2,444,250
Heritage Energy Holdings, LLC
Senior Secured Loan, 15.00% (due 06/30/2027)(5),(7),(11),(12)	12/31/2025	1,239,848	1,219,365	1,215,051
Integrated Modular Data Centers, LLC
Senior Secured Loan, 11.00% (due 10/19/2026)(5),(7),(8),(11),(12)	9/22/2025	1,834,676	1,834,676	1,979,615
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-1, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(5),(7),(12),(13)(14)	2/26/2026	7,063,824	6,927,767	7,929,143
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-2, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(5),(7),(12),(13)(14)	2/26/2026	1,450,211	1,422,077	1,627,862
Nexus Apex Holdings, LLC
Senior Secured Loan, Tranche B-3, 14.70% (1M SOFR + 11.00%, due 02/28/2029)(5),(7),(8),(12),(13)	2/26/2026	844,026	827,421	947,419
Total Infrastructure			14,689,826	16,143,340
Municipal
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5),(7),(11)	4/03/2025	270,270	260,378	260,294

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 121.79% of Net Assets (continued)
United States (continued)
Municipal (continued)
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5),(7),(11)	4/03/2025	$367,568	$357,997	$354,000
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5),(7),(11)	4/03/2025	180,180	173,585	173,529
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5),(7),(11)	4/28/2025	846,590	846,590	815,341
California Municipal Finance Authority
Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5),(7),(11)	4/28/2025	65,122	65,122	62,718
Total Municipal			1,703,672	1,665,882
Structured Finance
ALP CFO 2024, L.P.
Senior Secured CFO Debt, Class B Note, 10.04% (due 10/15/2036)(5),(7),(11)	10/21/2024	1,788,000	1,788,000	1,825,012
ALP CFO 2024, L.P.
Senior Secured CFO Debt, Class C Note, 12.88% (due 10/15/2036)(5),(7),(11)	10/21/2024	2,000,000	2,000,000	2,035,013
ALP CFO 2025, L.P.
Senior Secured CFO Debt, Class C Note, 12.24% (due 07/15/2037)(5),(7),(11)	7/31/2025	917,000	917,000	916,465
ALP CFO 2025, L.P.
Senior Secured CFO Debt, Class M Note, 14.00% (due 07/15/2037)(5),(7),(11)	7/30/2025	1,033,000	1,033,000	1,056,196
Ares PBN Finance Co V LLC
Senior Secured CFO Debt, Class C Loan, 12.16% (3M SOFR + 8.50%, due 12/09/2040)(5),(7),(8),(13)	2/02/2026	131,510	131,510	130,734
Ares Secondaries PBN Finance CO IV LLC
Senior Secured CFO Debt, Class C Loan, 12.49% (3M SOFR + 8.50%, due 04/14/2039)(5),(7),(8),(13)	5/13/2025	342,453	342,453	340,854
ASPF II 2022-I, L.P.
Senior Secured Rated Feeder Fund Debt, Class B-2 Note, 11.35% (due 10/15/2034)(5),(7),(11)	8/06/2024	5,420,178	5,426,187	5,522,369
ASPF II 2022-I, L.P.
Senior Secured Rated Feeder Fund Debt, Class C-2B Note, 15.60% (due 10/15/2034)(5),(7),(11)	8/06/2024	2,981,098	2,984,465	3,078,847
Brightwood Capital Offshore Fund V-U RN, LLC
Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.09% (3M SOFR + 5.25%, due 01/27/2036)(5),(7),(13)	1/27/2025	940,000	940,000	953,969
Brightwood Capital Offshore Fund V-U RN, LLC
Senior Secured Rated Feeder Fund Debt, Class C Loan, 11.34% (3M SOFR + 7.5%, due 01/27/2036)(5),(7),(13)	1/27/2025	1,150,000	1,150,000	1,155,351
Brightwood Capital Offshore Fund V-U RN, LLC
Senior Secured Rated Feeder Fund Debt, Class D Loan, 13.49% (3M SOFR + 9.65%, due 01/27/2036)(5),(7),(13)	1/27/2025	2,158,699	2,158,699	2,233,426
CVC Structured Solutions 2, LLC
Senior Secured CFO Debt, Class C Loan, 12.49% (US CMT 5Y + 8.75%, due 09/03/2040)(5),(7),(8),(13)	9/22/2025	274,832	237,755	275,469
Dawson Rated Fund 5-R1 LP
Senior Secured Rated Feeder Fund Debt, Class B-1 Loan, 10.82% (due 12/15/2032)(5),(7),(11)	8/06/2024	135,107	139,054	137,941
Dawson Rated Fund 5-R1 LP
Senior Secured Rated Feeder Fund Debt, Class C Loan, 14.22% (due 12/15/2032)(5),(7),(11)	8/06/2024	379,010	385,548	380,554
Dawson Rated Fund 6-R2 LP
Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.53% (US CMT 3Y 5Y AVG + 6.00%, due 12/15/2034)(5),(7),(8),(13)	12/16/2024	816,277	816,277	849,010

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Loans and Notes - 121.79% of Net Assets (continued)
United States (continued)
Structured Finance (continued)
Dawson Rated Fund 6-R2 LP
Senior Secured Rated Feeder Fund Debt, Class C Loan, 12.68% (US CMT 3Y 5Y AVG + 9.15%, due 12/15/2034)(5),(7),(8),(13)	12/16/2024	$1,636,559	$1,636,559	$1,690,238
Dawson Rated Fund 6-R3 LP
Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.52% (US CMT 3Y 5Y AVG + 6.00%, due 05/15/2035)(5),(7),(8),(13)	4/11/2025	596,225	596,225	603,738
Dawson Rated Fund 6-R3 LP
Senior Secured Rated Feeder Fund Debt, Class C Loan, 12.52% (US CMT 3Y 5Y AVG + 9.00%, due 05/15/2035)(5),(7),(8),(13)	4/11/2025	208,996	208,996	212,507
GCM Grosvenor Credit Secondaries Structured Note 2025, LP
Senior Secured CFO Debt, Class C Note, 11.99% (3M SOFR + 8.00%, due 09/20/2037)(5),(7),(8),(13)	9/22/2025	569,100	569,100	566,816
Glendower Capital Secondaries CFO, LLC
Senior Secured CFO Debt, Class B Loan, 11.50% (due 07/13/2038)(5),(7),(11)	8/06/2024	750,164	759,558	765,895
Glendower Capital Secondaries CFO, LLC
Senior Secured CFO Debt, Class C Loan, 14.50% (due 07/13/2038)(5),(7),(11)	8/06/2024	343,499	348,464	354,354
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC
Senior Secured Rated Feeder Fund Debt, Class C Note, 11.34% (3M SOFR + 7.50%, due 04/10/2039)(5),(7),(8),(13)	4/15/2025	1,792,536	1,792,536	1,791,998
MOPAC Issuer, LLC
Senior Secured CFO Debt, Class C Loan, 11.81% (due 12/30/2050)(5),(7),(8),(11)	12/08/2025	2,430,428	2,430,428	2,270,620
NB Blueprint 2025 LLC
Senior Secured CFO Debt, Class B Loan, 9.74% (due 04/15/2040)(5),(7),(11)	3/28/2025	1,986,000	1,986,000	1,998,069
New Mountain Guardian IV Rated Feeder I, Ltd.
Senior Secured Rated Feeder Fund Debt, Class B Note, 10.87% (3M SOFR + 6.35%, due 08/22/2036)(5),(7),(13)	8/06/2024	421,000	419,406	436,081
New Mountain Guardian IV Rated Feeder III Ltd.
Senior Secured Rated Feeder Fund Debt, Class B Note, 9.42% (3M SOFR + 5.10%, due 08/28/2037)(5),(7),(13)	10/17/2024	970,000	970,000	992,484
New Mountain Guardian IV Rated Feeder III Ltd.
Senior Secured Rated Feeder Fund Debt, Class C Note, 11.82% (3M SOFR + 7.50%, due 08/28/2037)(5),(7),(13)	10/17/2024	1,582,000	1,582,000	1,576,563
New Mountain Guardian IV Rated Feeder III Ltd.
Senior Secured Rated Feeder Fund Debt, Class D Note, 12.34% (3M SOFR + 8.02%, due 08/28/2037)(5),(7),(13)	10/17/2024	2,314,000	2,280,475	2,269,148
Vista Credit Partners Fund IV-B, L.P.
Senior Secured Rated Feeder Fund Debt, Class A-2 Loan, 8.83% (3M SOFR + 5.04%, due 11/30/2034)(5),(7),(8),(13)	2/27/2026	902,000	902,000	901,991
Vista Credit Partners Fund IV-B, L.P.
Senior Secured Rated Feeder Fund Debt, Class B-1 Loan, 10.95% (3M SOFR + 7.16%, due 11/30/2034)(5),(7),(13)	7/21/2025	2,953,531	2,953,531	2,953,609
Vista Credit Partners Fund IV-B, L.P.
Senior Secured Rated Feeder Fund Debt, Class B-2 Loan, 10.95% (3M SOFR + 7.16%, due 11/30/2034)(5),(7),(8),(13)	2/27/2026	299,000	299,000	298,992
Total Structured Finance			40,184,226	40,574,313
Total United States			144,238,346	146,032,889
Total Loans and Notes			146,114,149	147,913,419

Preferred Stock - 13.97% of Net Assets
United States
Financial Services
Adamas Trust Inc.
Preferred Stock, Series F, 6.88%(11)	8/27/2025	13,897	314,899	326,301
Adamas Trust Inc.
Preferred Stock, Series M, 11.28%(11)	7/01/2025	3,371	83,508	82,455

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Preferred Stock - 13.97% of Net Assets (continued)
United States (continued)
Financial Services (continued)
Arbor Realty Trust Inc.
Preferred Stock, Series F, 6.25%(11)	1/27/2025	$23,791	$510,068	$518,406
Granite Point Mortgage Trust Inc.
Preferred Stock, 7.00%(11)	8/06/2024	241,240	3,921,628	4,378,506
Invesco Senior Secured Management
Preferred Stock, 8.00% (due 06/16/2031)(5),(7),(11)	8/06/2024	4,846,902	4,959,831	4,844,961
IQHQ, Inc.
Preferred Stock, Series D-1, 10.50%(5),(7),(11)	8/06/2024	4,000	4,091,075	3,933,000
KKR Real Estate Finance Trust Inc.
Preferred Stock, 6.50%(11)	12/05/2025	2,532	44,306	43,753
National Healthcare Properties, Inc.
Preferred Stock, 7.38%(11)	7/08/2025	493	8,892	9,367
National Healthcare Properties, Inc.
Preferred Stock, Series B, 7.12%(11)	7/09/2025	5,556	89,202	103,453
Pasadena Private Lending, Inc.
Convertible Preferred Stock, Class C-2, 10.00% (due 12/22/2031)(5),(7),(11)	12/18/2025	5,340	185,071	173,855
Pasadena Private Lending, Inc.
Preferred Stock, Class D, 15.00% (due 04/20/2031)(5),(7),(11),(12)	10/17/2025	960	902,345	903,830
Ready Capital Corporation
Preferred Stock, Series E, 6.50%(11)	3/03/2025	8,211	124,538	83,177
Rithm Property Trust Inc.
Preferred Stock, 9.88%(11)	2/27/2025	62,576	1,549,221	1,557,830
Sachem Capital Corp.
Preferred Stock, Series A, 7.75%(11)	8/05/2025	133	2,116	2,328
Total Preferred Stock			16,786,700	16,961,222

Warrants - 0.65% of Net Assets
Singapore
Financial Services
FinAccel Pte Ltd
Equity Warrant(5),(7),(9),(12)	8/06/2024	12,235	503,588	574,653
FinAccel Pte Ltd
Equity Warrant(5),(7),(9)	8/06/2024	3,471	82,402	128,250
Total Singapore			585,990	702,903
United States
Financial Services
Pasadena Private Lending, Inc.
Equity Warrant(5),(7),(9)	10/20/2025	12,400	115,847	91,760
Total Warrants			701,837	794,663
Total investments at fair value as of March 31, 2026			179,633,621	179,961,798

Liabilities at Fair Value - (0.06%) of Net Assets(4)

Unfunded Loan Commitments - (0.06)% of Net Assets
United States
Financial Services
Pasadena Private Lending, Inc. (Unfunded)
Senior Secured Loan, 14.70% (3M SOFR + 9.75%, due 01/31/2031)(7),(8),(13)	12/18/2025	(1,878,000)	–	(74,181)
Total Unfunded Loan Commitments			–	(74,181)
Total Liabilities at Fair Value as of March 31, 2026			–	(74,181)

See accompanying notes to the financial statements

		Principal
	Acquisition	Amount/
Issuer/Investment(1)	Date(2)	Shares	Cost	Fair Value(3)
Unfunded Loan Commitments - (0.06)% of Net Assets (continued)
United States (continued)
Financial Services (continued)
Net assets above (below) investments at fair value and unfunded loan commitments at fair value				(58,442,446)

Net Assets as of March 31, 2026				$121,445,171

(1)	Unless otherwise noted, the Fund is neither affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended(the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Fund.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Classified as Level III investment.
(6)	Collateralized fund obligation equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.

(7)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2026, the aggregate fair value of these securities is $153.9 million, or 126.69% of the Fund’s net assets.
(8)	This investment has an unfunded commitment as of March 31, 2026.
(9)	Non-income producing security.
(10)	This investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. Refer to Note 5 “Related Party Transactions” for further discussion.
(11)	Fixed rate investment.
(12)	As of March 31, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.
(13)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(14)	The Fund sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Fund recorded a liability titled “Investments sold under participation agreements, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities.

Reference Key:

SOFR	Secured Overnight Financing Rate
US CMT	U.S. Constant Maturity Treasury Yield

See accompanying notes to the financial statements

INVESTMENT INCOME
Interest income:
Affiliated investments	$456,065
Unaffiliated investments	7,915,262
Total interest income	8,371,327
Dividend income:
Affiliated investments	916,329
Unaffiliated investments	1,026,416
Total dividend income	1,942,745
Other income	44,317
Total investment income	10,358,389

EXPENSES
Interest expense	2,231,237
Management fee	1,303,853
Incentive fee	928,772
Professional fees	332,844
Administration fees	166,632
Organizational expenses	74,465
Trustees’ fees	42,733
Amortization of offering costs	33,107
Interest expense on investments sold under participation agreement	20,342
Transfer agent fees	11,260
Other expenses	57,670
Total expenses	5,202,915

Management fee voluntarily waived by the Adviser (Note 4)	(1,303,853)
Incentive fee voluntarily waived by the Adviser (Note 4)	(928,772)
Net expenses	2,970,290

NET INVESTMENT INCOME	7,388,099

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Affiliated investments	–
Unaffiliated investments	1,354,706
Net realized gain (loss) from investments	1,354,706

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Affiliated investments	115,439
Unaffiliated investments	(1,037,710)
Net change in unrealized appreciation (depreciation) on investments	(922,271)
NET REALIZED AND UNREALIZED GAIN (LOSS)	432,435
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,820,534

See accompanying notes to the financial statements

		For the
	For the six	year ended
	months ended	September 30,
	March 31, 2026	2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$7,388,099	$12,940,568
Net realized gain (loss) on affiliated investments	–	–
Net realized gain (loss) on unaffiliated investments	1,354,706	268,511
Net change in unrealized appreciation (depreciation) on affiliated investments	115,439	(276,090)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,037,710)	680,989
Total net increase (decrease) in net assets resulting from operations	7,820,534	13,613,978

DISTRIBUTIONS TO SHAREHOLDERS:
Total earnings distributed	–	(2,377,429)
Distributions from tax return of capital	–	–
Total distributions to shareholders	–	(2,377,429)

CAPITAL SHARE TRANSACTIONS:

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,820,534	11,236,549

NET ASSETS AT BEGINNING OF PERIOD	113,624,637	102,388,088
NET ASSETS AT END OF PERIOD	$121,445,171	$113,624,637

CAPITAL SHARE ACTIVITY
Total increase (decrease) in capital share activity	–	–

See accompanying notes to the financial statements

For the Six Months
Ended
March 31, 2026
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$7,820,534
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(61,881,246)
Payment in Kind interest	(314,628)
Proceeds from sales of investments and repayments of principal	33,034,143
Net realized (gain) loss on investments	(1,354,706)
Net change in unrealized appreciation/(depreciation) on investments	922,271
Amortization of deferred issuance costs attributed to preferred shares	191,889
Amortization of deferred financing costs attributed to revolving credit facility	76,869
Amortization of deferred offering costs attributed to common shares	33,107
Amortization (accretion) of premiums or discounts on debt securities	(201,109)
Change in assets and liabilities:
Interest and dividends receivable - unaffiliated	(642,039)
Interest and dividends receivable - affiliated	(2,505)
Prepaid expenses	(29,639)
Interest payable	(180,926)
Professional fees payable	98,319
Administration fees payable	(83,023)
Transfer agent fees payable	(4,140)
Trustees’ fees payable	42,733
Unfunded loan commitments, at fair value	(67,248)
Other expenses payable	444,126
Net cash provided by (used in) operating activities	(22,097,218)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	26,500,000
Repayments under credit facility	(4,000,000)
Issuance costs, paid and deferred	(24,610)
Net proceeds from investments sold under participation agreement	2,159,643
Offering costs, paid and deferred	(6,168)
Net cash provided by (used in) financing activities	24,628,865
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$2,531,647
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$3,873,154
CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,404,801

Supplemental disclosure of non-cash operating and financing activities:
Cash paid for interest expense	$2,412,161

See accompanying notes to the financial statements

1. Organization

Eagle Point Defensive Income Trust (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that offers its shares on a continuous basis. The Fund is managed by Eagle Point Defensive Income Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). An affiliate of the Adviser, Eagle Point Credit Management LLC, provides investment professionals and other resources to the Adviser. The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve these investment objectives by focusing on proactively sourcing, structuring and investing primarily in debt and preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts, collateralized fund obligations (“CFOs”) and rated feeder funds and similar investment vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Fund may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Fund’s investment objectives. The Fund commenced its operations on July 29, 2024. The Fund’s registration under the 1940 Act was effective as of August 9, 2024. As of March 31, 2026, the Fund offered Class I common shares of beneficial interest.

2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Fund’s performance and make operational decisions –  including the Fund’s portfolio composition, total return, changes in net assets and expense ratios –  is consistent with the presentation within the Fund’s financial statements. Segment assets are reflected as “Total Assets” on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the Statement of Operations.

Securities Transactions

The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash and cash equivalents in major financial institutions, which may, at times, exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of March 31, 2026, the Fund held no cash equivalents.

Warrants

The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant.

The Fund is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Fund from counterparty risk is limited to the fair value of the contracts.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the six months ended March 31, 2026, the Fund recorded $0.2 million of interest income as PIK, which represented approximately 4% of the Fund’s total interest income for the same period, as included on the Statement of Operations.

Investment income from investments in the equity tranche securities of CFOs and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield of CFO equity and certain other investments at each measurement date and update based on the facts and circumstances known to the Adviser.

Dividend Income

Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.

Organizational Expenses

Organizational expenses of the Fund are expensed as incurred.

Interest Expense

Interest expense includes the Fund’s distributions associated with the Fund’s Series A Term Preferred Shares due 2028 (the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined in Note 6 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.

The following table summarizes the components of interest expense for the six months ended March 31, 2026:

Amounts in millions

	Preferred	Revolving
	Shares	Credit Facility	Total
Interest expense	$1.3	$0.6	$1.9
Amortization of deferred financing and issuance costs	0.2	0.1	0.3
Total interest expense(1)	$1.5	$0.7	$2.2

(1)     Amounts may not foot due to rounding.

Please refer to Note 6 "Revolving Credit Facility" and Note 7 "Mandatorily Redeemable Preferred Shares" for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares, respectively.

Deferred Financing and Issuance Costs

Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility and Preferred Shares using the straight-line basis, which approximates the effective interest method.

Amortization of deferred financing and issuance costs is recorded as interest expense on the Statement of Operations.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the applicable policy. State registration fees are amortized over a twelve-month period beginning at the time of payment.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Fund has adopted November 30th as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences.

As of March 31, 2026, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:

Amounts in millions

Cost for federal income tax purposes	$178.2

Gross unrealized appreciation	$5.7
Gross unrealized depreciation	(3.9)
Net unrealized appreciation(1)	$1.8

(1)     Amounts may not foot due to rounding.

The Fund’s wholly-owned subsidiary, Eagle Point Defensive Income Trust Sub (US) LLC (“Sub US”), has elected to be treated as a corporation for U.S. tax purposes. As such, Sub US may be subject to federal, state and local tax in jurisdictions where it operates or is deemed to operate. Sub US has no significant estimated tax liability as of March 31, 2026.

Distributions to Shareholders

The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to shareholders are recorded as a liability on the ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to regular monthly distributions, and subject to the available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Financial Highlights, reflects estimates made by the Fund for federal income tax purposes. These estimates are subject to change once final determination of the tax attributes of all distributions has been made by the Fund.

For the six months ended March 31, 2026, the Fund did not declare and pay distributions to common shareholders.

3. Valuation of Investments

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:

Level I	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Level II	—	Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level III	—	Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active markets generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

In accordance with ASC Topic 820, the Fund may use NAV as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value. When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.

The Adviser estimates the fair value for each applicable investment at least monthly, based on information available as of the reporting date.

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2026:

Amounts in millions

				Investments
				Measured at
Investments at Fair Value	Level I	Level II	Level III	Net Asset Value	Total
CFO Equity	$—	$—	$8.0	$—	$8.0
Equity Securities	1.0	—	0.4	4.9	6.3
Loans and Notes	2.5	4.0	130.8	10.6	147.9
Preferred Stock	7.1	—	9.9	—	17.0
Warrants	—	—	0.8	—	0.8
Total Investments at Fair Value	$10.6	$4.0	$149.9	$15.5	$180.0

(1)     Amounts may not foot due to rounding.

Significant Unobservable Inputs

The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2026:

	Quantitative Information about Level III Fair Value Measurements
	Fair Value	Valuation Techniques/	Unobservable	Weighted
Assets	(in millions)	Methodologies	Inputs	Average/ Range(1)(2)
Collateralized Fund	$4.4	Discounted Cash Flow	Discount Rate	21.50% - 42.50% /
Obligation Equity				33.72%
Equity Securities	0.4	Waterfall,	Next Fiscal Year ("NFY")	8.50x - 10.50x
		Guideline Public	Adjusted EBITDA Multiple
		Company	Share Price	$7.41
Loans and Notes	127.3	Discounted Cash Flow	Discount Rate	6.49% - 23.27% / 9.75%
			Constant Prepayment Rate	20.00%
			Loss Severity	30.00%
			Constant Default Rate	1.00% - 2.00% / 1.73%
Loans and Notes	0.7	Discounted Cash Flow,	Discount Rate	8.38%
		Monte Carlo Simulation	Volatility	30.00%
			NAV per share	$6.98
			Share Price	$4.30
			Dividend Rate	17%
			Time to Expiry	4.40 years
			Risk Free Rate	4.06%

Preferred Stock	9.7	Discounted Cash Flow	Discount Rate	8.38% - 17.77% / 12.47%
Preferred Stock	0.2	FINCAD Convertible Model	Discount Rate	18.71%
			Volatility	40.00%
			Share Price	$7.41
			Time to Expiry	5.73 years
			Risk Free Rate	3.99%
Warrants	0.1	Black-Scholes Option	Common Stock Value	$35.88
		Pricing Model	Volatility	60.00%

Warrants	0.6	FINCAD Convertible Model	Common Stock Value	$35.88
			Volatility	60.00%
			Discount Rate	66.20%
Warrants	0.1	Waterfall,	Share Price	$7.41
		Guideline Public
		Company
Total Fair Value of Level III Investments (3)	$143.5

(1)	Weighted average calculations are based on the fair value of investments.

(2)	Range not shown as only one position is included in category.
(3)	Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

●	Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

●	Changes in the prepayment rate may result in either a higher or lower fair value, depending on the circumstances.

●	Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery rates.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs not internally developed by the Adviser, including third-party transactions, third-party pricing services, recent market transactions and data reported by trustees. As a result, investments with a fair value of $6.4 million have been excluded from the preceding table.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the six months ended March 31, 2026:

Amounts in millions

	Collateralized Fund
Investments at Fair Value	Obligation Equity	Equity Securities	Preferred Stock
Balance as of September 30, 2025	$4.5	$0.4	$11.3
Purchases of investments, including PIK interest	4.1	—	1.1
Proceeds from sales or maturities of investments	—	—	(2.5)
Net amortization (accretion) of premiums or discounts on investments	—	—	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.6)	—	—
Transfer into/(out of) Level III	—	—	—
Balance as of March 31, 2026(1)	$8.0	$0.4	$9.9
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	$(0.6)	$—	$(0.1)

Investments at Fair Value	Loans and Notes	Warrants	Total
Balance as of September 30, 2025	$101.8	$0.6	$118.6
Purchases of investments, including PIK interest	49.2	0.2	54.6
Proceeds from sales or maturities of investments	(22.3)	—	(24.8)
Net amortization (accretion) of premiums or discounts on investments	0.1	—	0.1
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	2.7	—	2.1
Transfer into/(out of) Level III	(0.5)	—	(0.5)
Balance as of March 31, 2026(1)	$130.8	$0.8	$149.9
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	$1.1	$—	$(0.4)

(1)     Amounts may not foot due to rounding.

Net realized gains or (losses) related to Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation or (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.

Fair Value — Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.

Exchange-Traded Investments

Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investments Not Listed on an Exchange

For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are categorized by the Adviser as Level II investments within the fair value hierarchy.

In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided by the valuation agent. Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Valuation of Joint Venture Investments

Joint venture investments consist of common stock and senior unsecured notes issued by a joint venture entity. The Adviser values the common stock using the NAV as a practical expedient, unless it is probable that the Adviser will sell a portion of the investment at an amount different than the NAV. The Fund values the senior unsecured notes at recent transacted cost.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such securities may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments of the Fund are rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.

Credit Risk

The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser, including its affiliate Eagle Point Credit Management LLC (which provides the Adviser with investment professionals and other resources under a personnel and resources agreement), and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.

Prepayment Risk

Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Investments

Generally, there is no public market for many of the Fund’s investments. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments. The Fund is offered on a daily basis and calculates a daily NAV per share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed-rate or floating -rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.

Income from the Fund’s investments in floating-rate instruments will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating-rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions, the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares of the Fund at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).

Foreign Investing Risk

The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Illiquid Shares Risk

The Fund’s shares are not publicly traded, and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

Payment-In-Kind and Original Issue Discount

To the extent that the Fund invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

4. Related Party Transactions

Investment Advisory Agreement

On March 6, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective July 7, 2025, the date on which the SEC declared the Fund’s registration statement effective, the Fund is subject to a management fee and an incentive fee for the Adviser’s services.

Management Fee

The management fee is calculated at an annual rate of 1.50% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $1.3 million for the six months ended March 31, 2026, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Incentive Fee

The incentive fee is calculated and payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) attributable to each class of the Fund’s shares for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 1.875% per quarter (7.5% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) applicable to each class accrued during the calendar quarter, minus (b) each class’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII excludes any realized or unrealized capital gains or losses.

The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:

i. no incentive fee if PNII attributable to the applicable share class does not exceed the hurdle rate of 1.875% of such class’s NAV;

ii.100% of PNII attributable to the applicable share class with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.20588% of such class’s NAV (the “catch-up”);

iii.15% of the amount of PNII attributable to the applicable share class, if any, exceeding 2.20588% of such class’s NAV.

The Fund was charged an incentive fee of $0.9 million for the six months ended March 31, 2026, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Administration Agreement

On March 6, 2024, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.

The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.

Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the six months ended March 31, 2026, the Fund was charged a total of $0.2 million in administration fees, relating to services provided by the Sub-Administrator, of which $0.1 million was payable as of March 31, 2026. The Fund wasn’t charged administration fees by the Adviser for the same period.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Expense Limitation and Reimbursement Agreement

On March 6, 2024, the Fund entered into an expense limitation and reimbursement agreement (the “ELA”) with the Adviser. Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board.

For the six months ended March 31, 2026, the Adviser did not provide any expense support under the ELA.

Organizational and Offering Expense Support and Reimbursement Agreements

On March 6, 2024, the Fund entered into an organizational and offering (O&O) expense support and reimbursement agreement (the “O&O Agreement”) with the Adviser. Pursuant to the O&O Agreement, the Fund may pay O&O expenses up to a limit of 1.50% of proceeds raised in the offering and equity contributions (including the value of the initial seed portfolio). These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.

For the six months ended March 31, 2026, the Adviser did not provide any support under the O&O Agreement.

Board of Trustees

The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.

For the six months ended March 31, 2026, the Fund incurred $0.1 million in the trustee’s compensation, which is recorded on the Statement of Operations and, of which all was payable as of March 31, 2026.

Co-Investment Exemptive Relief

On June 17, 2025, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of March 31, 2026, the Adviser and its affiliates held indirectly an aggregate of 1.00% of the Fund’s shareholders’ equity. Also as of March 31, 2026, an unaffiliated institutional investor (a limited partner of Eagle Point Defensive Income Fund NJ LP, an affiliate and shareholder of the Fund) held indirectly an aggregate of 99.00% of the Fund’s shareholders’ equity and held an indirect non-controlling ownership interest in the Adviser.

Affiliated Investments

The Fund has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Fund and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.

The following investments were considered affiliated investments as of March 31, 2026:

Amounts in millions

				Net unrealized
				appreciation
		Interest	Dividend	(depreciation)
Issuer	Investment Description	Income	Income	on investments
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	$0.5	$—	$—
Senior Credit Corp 2022 LLC	Common Equity	—	0.9	0.1
	Total(1)	$0.5	$0.9	$0.1

		Fair	Funded	Unfunded
Issuer	Investment Description	Value	Commitment	Commitment
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	$10.6	$10.6	$—
Senior Credit Corp 2022 LLC	Common Equity	4.9	5.2	—
	Total(1)	$15.5	$15.8	$—

(1)     Amounts may not foot due to rounding.

5. Shareholders' Equity

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load. As of March 31, 2026, there were 10,010,000 common shares issued and outstanding.

Repurchases of Common Shares by the Fund

The Fund conducts quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares (in the aggregate, across all classes) at NAV per Share of the relevant class. For the six months ended March 31, 2026, the Fund did not repurchase any shares.

6. Revolving Credit Facility

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On August 2, 2024, the Fund entered into a loan and security agreement with City National Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility was amended on August 1, 2025, to extend the maturity date. The Revolving Credit Facility is collateralized by certain investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the Revolving Credit Facility, the Fund may borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which can be changed from time to time, and (b) the “borrowing base”, calculated as varying percentages of the fair value of eligible Fund’s investments. As of March 31, 2026, the Revolver Commitment was $50.0 million. Borrowings under the Revolving Credit Facility can be either Base Rate (defined as the greatest of (a) the Federal Funds Rate plus a spread, (b) the rate of interest announced or otherwise established by City National Bank as its prime commercial rate and (c) Term Secured Overnight Financing Rate (“SOFR”) plus a spread) loans or SOFR loans. SOFR loans under the Revolving Credit Facility bear interest at the daily or 1 month SOFR, plus a spread. The Fund is required to pay a commitment fee on the unused amount of the Revolver Commitment.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Revolver Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of July 31, 2027. The Fund has the option to extend the maturity from time to time in accordance with the terms of the Revolving Credit Facility.

For the six months ended March 31, 2026, the Fund had an average outstanding borrowing balance of $19.2 million and an average interest rate of 6.76%. The interest expense, inclusive of the commitment fee and amortization of deferred financing costs, on the Revolving Credit Facility for the same period was $1.4 million and is recorded in the Statement of Operations.

As of March 31, 2026, the Fund’s outstanding borrowing amount was $30.4 million, which is presented net of unamortized deferred financing costs of $0.2 million on the Statement of Assets and Liabilities.

See Note 9 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.

7. Mandatorily Redeemable Preferred Shares

As of March 31, 2026, there were 35,000 Preferred Shares authorized, issued and outstanding, with a par value of $1,000 per share.

On April 16, 2025, the Fund closed an underwritten private placement offering of 25,000 Preferred Shares, resulting in net proceeds to the Fund of approximately $24.5 million after payment of underwriting discounts and commissions. Subsequently, on May 14, 2025, the Fund issued an additional 10,000 Preferred Shares via a private placement, resulting in approximately $9.9 million of additional net proceeds after payment of underwriting commission and offering expenses.

The Fund is required to redeem all outstanding Preferred Shares on April 30, 2028 at a redemption price of $1,000 per share, plus accrued but unpaid dividends, if any. At any time on or after April 30, 2027, the Fund may, at its sole option, redeem the outstanding Preferred Shares, in whole or in part, from time to time. The holders of Preferred Shares are entitled to receive quarterly cumulative cash distributions at a rate equal to SOFR plus a 380 basis point spread per annum.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 – Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.

Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times, the remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.

8. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are equity, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund is prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and may be prohibited from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of March 31, 2026 and September 30, 2025:

Amounts in millions
	As of	As of
	March 31, 2026	September 30, 2025
Total assets	$190.0	$156.9
Less liabilities and indebtedness not represented by senior securities	(3.8)	(1.3)
Net total assets and liabilities	$186.2	$155.6

Preferred Shares(1)	$35.0	$35.0
Revolving Credit Facility(1)	30.4	7.9
Total senior securities	$65.4	$42.9

Asset coverage for senior securities(2)	285%	363%
Asset coverage for Revolving Credit Facility(3)	613%	1974%

(1)	Amounts are based on outstanding principal balance as of the date presented.

(2)	The asset coverage ratio for senior securities is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(3)	The asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

9. Commitments and Contingencies

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities.

As of March 31, 2026, total unfunded commitments from these facilities and investments were $31.5 million, which consists of $31.5 million from unaffiliated investments. As of March 31, 2026, the Fund recorded $0.1 million in net unrealized depreciation on unfunded loan commitments.

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

11. Recent Accounting Pronouncement

In December 2023, the FASB issued ASU No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 requires enhanced annual income tax disclosures, including disaggregation of income taxes paid by jurisdiction. The standard is effective for the Fund’s annual reporting periods beginning after December 15, 2025. The Adviser evaluated the disclosure requirements of ASU 2023-09 and determined that adoption of the standard did not have a material impact on the Fund’s financial statements or related disclosures.

12. Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 21, 2026, the date these financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the financial statements and related notes through this date.

				For the Period
				July 29, 2024
				(Commencement
	For the Six Months		For the Year	of operations)
	Ended		Ended	through September
Per Share Data:	March 31, 2026		September 30, 2025	30, 2024
Net asset value at beginning of period	$11.35		$10.23	$10.00
Net investment income (loss)(1)	0.74		1.29	0.15
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(1)(2)	0.04		0.07	0.08
Net increase (decrease) in net assets resulting from operations(1)	0.78		1.36	0.23
Distributions to shareholders from net investment income(3)	–		(0.24)	–
Distributions to shareholders from net realized gains on investments(3)	–		–	–
Distributions to shareholders from tax return of capital(3)	–		–	–
Total distributions declared to shareholders(3)	–		(0.24)	–
Distributions to shareholders based on weighted average shares impact(4)	–		(0.24)	–
Net asset value at end of period	$12.13		$11.35	$10.23

Total net asset value return(5)	6.87%		13.28%	2.30%
Common shares outstanding at end of period	10,010,000		10,010,000	10,010,000

Ratios and Supplemental Data:
Net asset value at end of period	$121,445,171		$113,624,637	$102,388,088
Ratio of expenses to average net assets, before fees waivers(6)	8.87	%(7)	4.85%	3.65	%(7)
Ratio of expenses to average net assets, after fees waivers(6)	5.06	%(7)	3.93%	3.65	%(7)
Ratio of net investment income to average net assets(6)	12.60	%(7)	11.87%	13.14	%(7)
Portfolio turnover rate(8)	17.82%		26.97%	3.73%
Asset coverage for senior securities	285%		363%	N/A
Asset coverage for Revolving Credit Facility	613%		1974%	467%

Revolving Credit Facility:
Principal amount outstanding at end of period	$30,385,766		$7,885,766	$27,885,766
Asset coverage per $1,000 at end of period(9)	$6,128		$19,737	$4,672

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return for the period from July 29, 2024 (commencement of operations) through September 30, 2024 is not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(6)	Ratios for six months ended March 31, 2026 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.24% and 2.57% of average net assets, respectively and for year ended September 30, 2025 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.65% and 1.31% of average net assets, respectively. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the six months ended March 31, 2026, the year ended September 30, 2025, and for the period from July 29, 2024 (commencement of operations) through September 30, 2024. Please refer to Note 4 “Related Party Transactions” for further discussions relating to the fee waivers by the Adviser.

(7)	Ratios for the presented periods are annualized.
(8)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(9)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.

(presented in millions)

Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
As of March 31, 2026

Preferred Shares	$35.0	$2,848	$1,000.00	$1,000.00

Revolving Credit Facility (City National Bank)	$30.4	$6,128	N/A	N/A

As of September 30, 2025

Preferred Shares	$35.0	$4,447	$1,000.00	$1,000.00

Revolving Credit Facility (City National Bank)	$7.9	$19,737	N/A	N/A

As of September 30, 2024

Revolving Credit Facility (City National Bank)	$27.9	$4,672	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $1,000). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the $1,000 principal value for the Preferred Shares for each day during the years for which the security was outstanding.

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request, by calling (844) 810-6501 or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Defensive Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Defensive Income Management LLC, and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/ or to your financial adviser or consultant, as well as to professional advisers, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.

EAGLE POINT
DEFENSIVE INCOME TRUST

Eagle Point Defensive Income Trust
600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 900 5833

Transfer Agent for Common Shares
SS&C Technologies, Inc.
80 Lamberton Rd.
Windsor, CT 06095
(800) 360 5520

Transfer Agent for Series A Term Cumulative Preferred Shares
Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937-5449

www.eaglepointcredit.com
© 2026. Eagle Point Defensive Income Trust. All rights reserved.
Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to the registrant’s portfolio managers.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT DEFENSIVE INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	June 8, 2026

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	June 8, 2026